Supplement Dated November 15, 2022
To The Updating Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, PERSPECTIVE ADVISORY II®,
ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of a updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your updating summary prospectus, in order to reflect a recent sub-adviser change:

➢ Effective November 14, 2022, for the JNL/Goldman Sachs 4 Fund, Mellon Investments Corporation is removed as a sub-adviser in the column titled "Fund and Manager (and Sub-Adviser, if applicable)."
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(To be used with JMV23537NYUSP 04/22, JMV21086NYUSP 04/22, JMV23538NYUSP 04/22, JMV21451NYUSP 04/22, JMV18691NYUSP 04/22, JMV8037NYUSP 04/22, JMV8037BENYUSP 04/22, JMV7697NYUSP 04/22, NV5890USP 04/22, NV4224USP 04/22, JMV9476NYUSP 04/22, JMV9476WFNYUSP 04/22, and JMV16966NYUSP 04/22)

NFV101983 11/22